Exhibit 10.2

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Execution version

Dated __ June 2018

FIRST SUPPLEMENTAL AGREEMENT

between

BORR DRILLING LIMITED
as borrower

BORR JACK-UP I INC.
BORR IDUN LIMITED
BORR JACK-UP XIV INC.
PROSPECTOR RIG I CONTRACTING COMPANY LIMITED
PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED
as guarantors

PROSPECTOR OFFSHORE DRILLING S.A.R.L.
as original security provider

PARAGON OFFSHORE LIMITED
as new security provider

DNB BANK ASA
as lenders

DNB BANK ASA
as hedging bank

DNB BANK ASA
as bookrunner, underwriter and mandated lead arranger

DNB BANK ASA
as facility agent

Relating to a USD 200,000,000
senior secured revolving loan facility agreement
originally dated 15 May 2018

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THIS FIRST SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made 29 June 2018 between:

(1)	BORR DRILLING LIMITED, of Thistle House 4, Burnaby Street, Hamilton HM 11, Bermuda, with company registration number 51741, as borrower (the “Borrower”);

(2)	BORR JACK-UP I INC., a company incorporated under the laws of the Republic of the Marshall Islands, having its registered address at Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands MH 96960;

BORR IDUN LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number _____ and its registered office at Maricorp Services Ltd., P.O.Box 2075, 31 The Strand, 46 Canal Point Drive, George Town, Grand Cayman KY1-1105, Cayman Islands;

BORR JACK-UP XIV INC., a company incorporated and registered in the British Virgin Islands with registered number _____ and whose registered office is at Craigmuir Chambers, P.O.Box 71, Road Town, Tortola, VG1110, British Virgin Islands;

PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED (previously known as Prospector Rig I Contracting Company S.a.r.l.), an exempted company registered by way of continuation with limited liability in the Cayman Islands, having company number _____ and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands; and

PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED (previously known as Prospector Rig 5 Contracting Company S.a.r.l.), an exempted company registered by way of continuation with limited liability in the Cayman Islands, having company number ______ and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, as guarantors (the “Guarantors”);

(3)	PROSPECTOR OFFSHORE DRILLING S.A.R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B153772 and having its registered office at 37, Val Saint Andre, L-1128 Luxembourg, Grand Duchy of Luxembourg as original security provider (the “Original Security Provider”);

(4)	PARAGON OFFSHORE LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 323580 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands, as new security provider (the “New Security Provider”);

(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (the “Lenders”);

(6)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway as hedging bank (the “Hedging Bank”); and

(7)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway, as underwriter, bookrunner, mandated lead arranger and facility agent (the “Agent”).

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WHEREAS:

A.	The Lenders have granted the Borrower a senior secured revolving loan facility in the amount of USD 200,000,000, pursuant to a senior secured revolving loan facility agreement originally dated 15 May 2018 (the “Agreement”), for the purpose of, amongst others, part-financing the acquisition of five new rigs from the Keppel.

B.	Subsequent to the original date of the Agreement, Prospector Rig 1 Contracting Company S.A.R.L. and Prospector Rig 5 Contracting Company S.A.R.L. were transferred from Luxembourg to the Cayman Islands by way of continuation and are now known as Prospector Rig 1 Contracting Company Limited and Prospector Rig 5 Contracting Company Limited respectively (together, the “Transferred Guarantors”).

C.	The entire issued share capital of each of the Transferred Guarantors is held by the New Security Provider. The New Security Provider has agreed to assume the Original Security Provider’s rights and obligations under the Agreement and to provide security over the entire issued share capital of each of the Transferred Guarantors to the Agent (as security agent).

D.	Subject to the terms set out in this Supplemental Agreement, the parties hereto have agreed to amend the Agreement in order to reflect the changes described in recitals B. and C. above.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS

1.1	In this Supplemental Agreement, unless the context otherwise requires, terms defined in the Agreement shall bear the same meaning when used herein. In addition, the Agreement means the Agreement as supplemented and amended by this Supplemental Agreement.

1.2	In this Supplemental Agreement, the following words and expressions shall have the meaning set opposite them below:

“Effective Date” means the date when the Agent has confirmed to the Borrower that it has received the condition precedent documents in Clause 3 to its satisfaction.

1.3	The provisions of clause 1.2 (Construction) of the Agreement apply to this Supplemental Agreement as though they were set out herein in their entirety.

2.	REPRESENTATIONS AND WARRANTIES

2.1	Each of the Borrower, the Guarantors, the Original Security Provider and the New Security Provider represents and warrants to the Finance Parties that the Repeating Representations are true and correct as of the date of this Supplemental Agreement and the Effective Date.

3.	CONDITIONS

3.1	The amendments set out in Clause 4 and Clause 6 below will only become effective after satisfaction of the following conditions precedent:

(a)	This Supplemental Agreement duly executed by the parties hereto.

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(b)	In respect of each of the New Security Provider and the Transferred Guarantors, copies of:

(i)	its memorandum and articles of association;

(ii)	its certificate of incorporation or certificate of registration by way of continuation (as applicable);

(iii)	its register of members, register of directors and officers and register of mortgages and charges;

(iv)	a certificate signed by a director:

(A)	attaching the documents referred to at sub-paragraphs (i), (ii) and (iii) above, and confirming that such documents have not been amended or revoked and remain in full force and effect at the date of the certificate;

(B)	stating that no licences, authorisations, approvals or consents are required in connection with the execution, delivery, performance or validity of the Finance Documents to which it is a party; and

(C)	confirming that securing/guaranteeing the Loans would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)	a resolution of its board of directors authorising the execution of this Supplemental Agreement and the other documents contemplated hereby;

(vi)	if not included in the resolutions referred to in sub-paragraph (v) above, a power of attorney to its representatives for the execution and registration of this Supplemental Agreement and the documents contemplated hereby;

(vii)	such other documents and evidence as the Agent (or any Finance Party through the Agent) shall from time to time reasonably require, based on law and regulations applicable from time to time and the Finance Parties’ own internal guidelines applicable from time to time to identify the parties hereto; and

(viii)	a specimen of the signature of each person authorised by the resolutions referred to in sub-paragraph (v) above.

(c)	A confirmation from the Vanuatu International Ship Registry, evidencing that the change of name, address and jurisdiction of registration of the Transferred Guarantors, as the owners of “Prospector 1” and “Prospector 5”, have been noted by the register, and that the relevant Mortgages remain registered against “Prospector 1” and “Prospector 5” respectively.

(d)	Evidence satisfactory to the Agent that the that the change of name, address and jurisdiction of registration of the Transferred Guarantors, as the owners of “Prospector 1” and “Prospector 5,” have been noted by the relevant insurers, and that the Agent remains noted as co-insured mortgagee and loss payee under such insurances.

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(e)	Duly executed Cayman Islands law share charge agreements entered into between the New Security Provider (as chargor) and the Agent (as security agent), creating security over the entire issued share capital of each Transferred Guarantor, and receipt by the Agent (as security agent) of all deliverables referred to thereunder.

(f)	Such KYC-documents in relation to the Obligors and any other party as the Agent may reasonably require.

(g)	Favourable legal opinions in form and substance satisfactory to the Agent from lawyers appointed by the Agent on matters concerning all relevant jurisdictions.

(h)	Such further conditions, opinions or evidence as may be reasonably required by the Agent and notified in writing without undue delay to Borrower in advance of being required, including without limitation in respect of the transfer of the Transferred Guarantors by way of continuation from Luxembourg to the Cayman Islands.

3.2	The conditions precedent set out in this Clause 3 arc for the exclusive benefit of the Finance Parties, and the Finance Parties may accordingly waive any or all of them on such conditions as they may think fit.

3.3	The occurrence of the Effective Date is subject to the condition that, on the proposed Effective Date:

(a)	no Default is continuing or would result from the occurrence of the Effective Date;

(b)	no Disruption Event is continuing; and

(c)	the representations and warranties made in Clause 2.1 (Representations and warranties) are true in all material respects.

4.	TRANSFER OF RIGHTS AND OBLIGATIONS

4.1	With effect on and from the Effective Date and subject as aforesaid each of the parties to this Supplemental Agreement agree that:-

(a)	the New Security Provider shall substitute and replace the Original Security Provider as security provider in the Agreement whereas the New Security Provider shall assume all obligations and liabilities whatsoever to be performed by the “Security Provider” under the Agreement;

(b)	the Finance Parties and the Original Security Provider shall mutually release and discharge each other from all liabilities, obligations, claims and demand whatsoever under or concerning the Agreement and the Security Documents; and

(c)	each of the Guarantors (including for the avoidance of doubt and without limitation the Transferred Guarantors) confirm that all of its respective obligations under or pursuant to the Finance Documents, including but not limited to its guarantee obligations as set out in the Agreement, remain in full force and effect, amended only as per the terms of this Supplemental Agreement.

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5.	COSTS AND EXPENSES

5.1	The New Security Provider irrevocably agrees to pay to the Agent on demand, an amount equal to all costs, expenses and disbursements (including but not limited to legal fees and printing, publication and travelling expenses) incurred by the Agent and/or the Finance Parties in the negotiation, preparation and completion of this Supplemental Agreement and the maintenance, protection and enforcement of any of their rights thereunder.

6.	AMENDMENTS TO THE AGREEMENT AND THE SECURITY DOCUMENTS

6.1	With effect on and from the Effective Date the Agreement and the Security Documents shall be amended in the following respect:

(a)	All references in the Agreement and the Security Documents to Prospector Rig 1 Constructing Company S.A.R.L. are hereby replaced with references to Prospector Rig 1 Constructing Company Limited, and all references to the registered address and jurisdiction of incorporation of this entity shall be as set out on page 2 of this Supplemental Agreement.

(b)	All references in the Agreement and the Security Documents to Prospector Rig 5 Constructing Company S.A.R.L. are hereby replaced with references to Prospector Rig 5 Constructing Company Limited, and all references to the registered address and jurisdiction of incorporation of this entity shall be as set out on page 2 of this Supplemental Agreement.

(c)	All references in the Agreement and the Security Documents to Prospector Offshore Drilling S.A.R.L. are hereby replaced with references to Paragon Offshore Limited, and all references to the registered address and jurisdiction of incorporation of this entity shall be as set out on page 2 of this Supplemental Agreement.

(d)	Clause 22.1(b) of the Agreement shall be amended to read:

Prospector Rig 1 Contracting Company Limited and Prospector Rig 5 Contracting Company Limited remain Subsidiaries of the Borrower wholly owned by the Security Provider at all times and from cotyledon of the Permitted Paragon Restructuring, remain wholly owned Subsidiaries of the Borrower at all times.

(e)	Clause 22.1 (c) of the Agreement shall he amended to read:

There remains a few minority shareholders in the Security Provider following the Borrower’s acquisition of the Security Provider. The Borrower may need to establish a new Subsidiary and transfer its shares in the Security Provider into such Subsidiary and complete a merger between such Subsidiary and the Security Provider for the purpose of completing a merger with the Security Provider (and thereby acquire the remaining minority shares) (collectively, the “Permitted Paragon Restructuring”). In doing this, any such transfer may be done on simple terms which may not be technically “arm’s length”.

6.2	For the avoidance of doubt, the amendments set out in Clause 6.1 above shall not apply to the Cayman Islands law share charge agreements referred to in paragraph (e) of Clause 3.1 above.

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6.3	For the avoidance of doubt, as a consequence of the amendments set out in this Clause 6 and Clause 4 above, the share pledge agreement dated 15 May 2018 between Prospector Offshore Drilling S.a.r.l. as pledgor. DNB Bank ASA as pledgee and Prospector Rig 1 Contracting Company S.a.r.l. as Company, and the share pledge agreement dated 15 May 2018 between Prospector Offshore Drilling S.a.r.l. as pledgor. DNB Bank ASA as pledgee and Prospector Rig 5 Contracting Company S.a.r.l. as Company, will, with effect on and from the Effective Date, no longer be Security Documents.

6.4	By construing references therein to “this Agreement”, “herein”. “hereunder” and similar terms, they shall be construed as if the same referred to the relevant Finance Document as amended hereby.

6.5	Subject only to the modifications set out in this Supplemental Agreement, the Finance Documents shall remain in full force and effect and binding upon the Lenders, the Hedging Bank, the Agent, and the New Security Provider and the Guarantors.

7.	LAW AND JURISDICTION, ETC.

7.1	With reference to the definition of “Finance Document” in clause 1.1 (Definitions) of the Agreement, this Supplemental Agreement is designated as a Finance Document by the Agent and the Borrower.

7.2	The provisions of clause 40 (Governing law) and clause 42 (Enforcement) of the Agreement shall be incorporated into this Supplemental Agreement as if set out in full herein and as if references therein to “this Agreement” are references to this Supplemental Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be duly executed the day and the year above written.

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EXECUTION PACE

The Borrower:

BORR DRILLING LIMITED

By: [***]
Name: [***]
Title: [***]

The Original Security Provider:

PROSPECTOR OFFSHORE DRILLING S.A.R.L.

By: [***]
Name: [***]
Title: [***]

The New Security Provider:

By: [***]
Name: [***]
Title: [***]

The Guarantors:

BORR JACK-UP I INC.

By: [***]
Name: [***]
Title: [***]

BORR IDUN LIMITED

By: [***]
Name: [***]
Title: [***]

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BORR JACK-UP XIV INC.

By: [***]
Name: [***]
Title:[***]

Prospector Rig 1 Contracting Company Limited

By: [***]
Name: [***]
Title: [***]

Prospector Rig 5 Contracting Company Limited

By: [***]
Name: [***]
Title:[***]

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The Lender, Arranger and Hedging Bank:

DNB Bank ASA

By: [***]
Name: [***]
Title: [***]

The Agent:

DNB Bank ASA

By: [***]
Name: [***]
Title:[***]